Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

29              Subsequent events

On January 14, 2022, the Company acquired the companies Phidelis Tecnologia Desenvolvimento de Sistemas Ltda. and MVP Consultoria e Sistemas Ltda. (“Phidelis”), when the control over the entity was transferred upon all conditions established on the share purchase agreement and the liquidation was completed.

The Company will pay the total amount of R$16,407, of which R$8,200 was paid in cash on the acquisition date and the remaining amount of R$8,200 to be paid in 2-year installments. The contract has an earn-out clause of R$20,700, which will be paid in 3 installments adjusted by the IPCA, linked to the achievement of performance targets between 2022 and 2025. Phidelis is a complete platform of academic and financial management for K-12 schools, providing (i) software licensing and development, and (ii) messaging, retention, enrollment and default management for schools and students. In addition to aggregating a digital solution and bringing in new clients, Phidelis’s team will support the development of Vasta’s digital services platform.

The asset allocation is not yet concluded once the Company is working with to determine the assets allocation. See below the summary of the provisional balances at the acquisition date:

Phidelis and MVP
Current assets
Cash and cash equivalents	379
Trade receivables	196
Taxes recoverable	6
Total current assets	581
Non-current assets
Property and equipment	72
Total non-current assets	72
Total Assets	653

Current liabilities
Salaries and social contributions	20
Taxes payable	50
Income tax and social contribution payable	80
Other liabilities	14
Total current liabilities	164
Total liabilities	164
Net assets	489

Acquisition Price	16,407
Goodwill	15,918